SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 21, 2000


                               Dime Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     001-13094                      11-3197414
-----------------------------       ---------------          -------------------
(State or Other Jurisdiction)        (Commission             (IRS Employer
                                     File Number)            Identification No.)


     589 Fifth Avenue
     New York, New York                                                 10017
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On March 21, 2000, Dime Bancorp, Inc. issued the following press release:


FOR HUDSON UNITED BANCORP
-------------------------
Kenneth T. Neilson, Chairman                       Chris McFadden
President & Chief Executive Officer                Chief Financial Officer
(201) 236-2631                                     (201)236-6144


FOR DIME BANCORP, INC.
----------------------
Franklin L. Wright
Executive Vice President
(212) 326-6170


FOR IMMEDIATE RELEASE
---------------------
March 21, 2000


                  DIME BANCORP, INC. AND HUDSON UNITED BANCORP
                            POSTPONE SPECIAL MEETINGS


         Mahwah, NJ and New York, NY -- March 21, 2000 -- Hudson United Bancorp (NYSE:HU) and Dime Bancorp, Inc. (NYSE:DME) announced today that they had delayed the special meetings of their stockholders to vote on the proposed Dime/Hudson United merger. The meetings had been scheduled for Friday, March 24, 2000.

         Hudson United Bancorp said it would adjourn its meeting until Thursday, May 18, 2000, and that stockholders of record as of February 7, 2000 would be eligible to vote at the meeting.

         Dime Bancorp, Inc. said it would postpone its meeting until Wednesday, May 17, 2000, and that stockholders of record as of March 30, 2000 would be eligible to vote.

         Details regarding the time and place for the special meetings will be sent by Dime and Hudson United to their respective shareholders.

                                     --END--

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            DIME BANCORP, INC.




                                            By: /s/ James E. Kelly
                                               ---------------------------------
                                               Name:  James E. Kelly
                                               Title: General Counsel


Date: March 21, 2000



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